Exhibit 25(a)


                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                           -----------------


                               FORM T-1

               STATEMENT OF ELIGIBILITY UNDER THE TRUST
                INDENTURE ACT OF 1939 OF A CORPORATION
                     DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
          TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                           -----------------

                         THE BANK OF NEW YORK
          (Exact name of trustee as specified in its charter)


          New York                                      13-5160382
(Jurisdiction of incorporation                      (I.R.S. Employer
 if not a U.S. national bank)                      Identification No.)

 48 Wall Street, New York, New York                         10286
(Address of principal executive offices)                 (Zip code)

                           -----------------

                          ENSERCH CORPORATION
          (Exact name of obligor as specified in its charter)


              Texas                                      75-2527254
  (State or other jurisdiction                      (I.R.S. Employer
of incorporation or organization)                  Identification No.)

      Energy Plaza, 1601 Bryan Street
               Dallas, Texas                            75201
 (Address of principal executive offices)             (Zip code)

                           -----------------

                            DEBT SECURITIES*
                  (Title of the indenture securities)

--------
     * Specific title(s) to be determined in connection with sale(s) of Debt Securities.

ITEM 1. GENERAL INFORMATION.**

          Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the     2 Rector Street, New York, N.Y. 10006
   State of New York                  and Albany, N.Y. 12203
Federal Reserve Bank of New York   33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance
   Corporation                     550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House
   Association                     New York, N.Y.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None. (See Note on page 2.)

ITEM 16. LIST OF EXHIBITS.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the
"Act") and Rule 24 of the Commission's Rules of Practice.

     1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. - A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration
          Statement No. 33-44051.)

     7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

--------
     ** Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

                                 NOTE

     Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                               SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 15th day of January, 1998.


                                                  THE BANK OF NEW YORK



                                             By:  WALTER N. GITLIN
                                                ----------------------
                                                  Walter N. Gitlin
                                                  Vice President


                                     - 2 -

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                                                                      EXHIBIT 7
                                                                   (Page 1 of 3)

                  Consolidated Report of Condition of
                         THE BANK OF NEW YORK
                of 48 Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             in Thousands
------                                                             ------------

Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
    and currency and coin......................................... $ 5,004,638
  Interest-bearing balances.....................................     1,271,514
Securities:
  Held-to-maturity securities....................................    1,105,782
  Available-for-sale securities...................................   3,164,271
Federal funds sold and Securities
    purchased under agreements to resell.........................    5,723,829
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income...........................................  34,916,196
  LESS:  Allowance for loan and
    lease losses......................................    581,177
  LESS: Allocated transfer risk
    reserve...........................................        429
  Loans and leases, net of unearned
    income, allowance, and reserve...............................   34,334,590
Assets held in trading accounts...................................   2,035,284
Premises and fixed assets (including
  capitalized leases).............................................     671,664
Other real estate owned...........................................      13,306
Investments in unconsolidated subsid-
  iaries and associated companies.................................     210,685
Customers' liability to this bank on
  acceptances outstanding.......................................     1,463,446
Intangible assets.................................................     753,190
Other assets.......................................................  1,784,796
                                                                   -----------
Total assets...................................................... $57,536,995
                                                                   ===========


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                                                                      EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
-----------

Deposits:
  In domestic offices............................................ $27,270,824
  Noninterest-bearing................................  12,160,977
  Interest-bearing...................................  15,109,847
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs...............................  14,687,806
  Noninterest-bearing................................     657,479
  Interest-bearing...................................  14,030,327
Federal funds purchased and Securities
  sold under agreements to repurchase ............................  1,946,099
Demand notes issued to the U.S.
  Treasury.......................................................     283,793
Trading liabilities..............................................   1,553,539
Other borrowed money:
  With remaining maturity of one year or less....................   2,245,014
  With remaining maturity of more than
    one year through three years .................................          0
  With remaining maturity of more than
     three years..................................................     45,664
Bank's liability on acceptances
  executed and outstanding.......................................   1,473,588
Subordinated notes and debentures................................   1,018,940
Other liabilities................................................   2,193,031
                                                                   ----------
Total liabilities................................................  52,718,298
                                                                   ----------


EQUITY CAPITAL
--------------

Common stock.....................................................   1,135,284
Surplus..........................................................     731,319
Undivided profits and capital
  reserves.......................................................   2,943,008
Net unrealized holding gains (losses)
  on available-for-sale securities...............................      25,428
Cumulative foreign currency
  translation adjustments........................................     (16,342)
                                                                  -----------
Total equity capital.............................................   4,818,697
                                                                  -----------
Total liabilities and equity capital............................. $57,536,995
                                                                  ===========


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                                                            EXHIBIT 7
                                                         (Page 3 of 3)

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                     Robert E. Keilman


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

   J. Carter Bacot  )
   Thomas A. Renyi  )              Directors
   Alan R. Griffith )